PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (Amendment No. )

Filed by the Registrant    X                   __ Confidential, For Use of the
Filed by a Party Other                            Commission Only (as permitted
that Registrant            __                     Rule 14a-6(e)(2))


Check the appropriate box:

___  Preliminary Proxy Statement
___  Definitive Proxy Statement
 X   Definitive Additional Materials
___  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              EDISON INTERNATIONAL
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 X  No fee required.

___ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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   __  Fee paid previously with preliminary materials:

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   __  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of filing.

(1)  Amount previously paid:

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(2)  Form, Schedule or Registration at Statement no.:

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(3)  Filing Party:

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(4)  Date Filed:

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


Internet Voting Screen No. 1

VOTE-BY-NET
[Graphic Omitted]

If you have more than one proxy card, please vote only one card at a time.

[1] Enter the Voter Control Number that appears in the box on your proxy card. [__________________________]

[2] Enter the last 4 digits of your U.S. Taxpayer Identification (Social Security) Number for this account. [______________]

     If you do not have a U.S. Taxpayer Identification Number for this account, please leave this box blank.

     Important: For your vote to be cast, the Voter Control Number and the last four digits of the U.S. Taxpayer Identification (Social Security) Number for this account must match the numbers on our records.

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[3]  Enter your e-mail address to receive an e-mail  confirmation  of your vote.
     [__________________________]

     Enter your e-mail address again for validation.
     [__________________________]

                                     Proceed

Internet Voting Screen No. 2

[Edison International Logo]

VOTE-BY-NET
[Graphic Omitted]

         Welcome!

         Name Line

         Address Line

         City, State Zip Line

                                     Proceed

Copyright(C)2000 EquiServe. All rights reserved.

Internet Voting Screen No. 3

[Edison International Logo]


                          Proxy/Voting Instruction Card
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

JOHN E. BRYSON and ALAN J. FOHRER are hereby appointed proxies of the undersigned with full power of substitution to vote all shares of stock the undersigned is entitled to vote at the annual meeting of shareholders of Edison International to be held at The Industry Hills Sheraton Resort and Conference Center, One Industry Hills Parkway, City of Industry, California, on April 20, 2000, at 10 a.m., or at any adjournment or postponement of the meeting, with all the powers and discretionary authority the undersigned would possess if personally present at the meeting on the matter listed below.

The shares will be voted as indicated on this card. WHERE NO INDICATION IS SHOWN, THE SHARES REPRESENTED BY THIS CARD WILL BE VOTED FOR ITEM 1. In addition, the appointed proxies may vote in their discretion on such other matters as may properly come before the meeting.

         VOTING INSTRUCTIONS TO THE TRUSTEE, STATE STREET BANK AND TRUST
                                     COMPANY

If I hold shares through the Southern California Edison Company Stock Savings Plus Plan, this card also provides the following voting instructions to the plan trustee: You are instructed to vote confidentially as described above the shares of stock credited and conditionally credited to my account through February 22, 2000. I understand that the stock will be voted as directed provided the trustee receives this card by 5:00 p.m. Eastern Time, on April 17, 2000, and all stock for which the trustee has not received instructions by this card at the designated time may be voted in its discretion.

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Check this box to cast your vote in accordance with the recommendations of the
Board of Directors  [__]

The Board Recommends a Vote "FOR" all Nominees for Director.

                                    For All Nominees          Withhold
                                    Except As Noted           As To All
                                         Below                Nominees

1.  Election of Directors                 [__]                  [__]

Or, check the box for the Director(s) from whom you wish to withhold your vote:

   [__]    J.E. Bryson       [__]    W. Christopher      [__]    S.E. Frank
   [__]    J.C. Hanley       [__]    C.F. Huntsinger     [__]    C.D. Miller
   [__]    L.G.Nogales       [__]    R.L. Olson          [__]    J.M. Rosser
   [__]    R.H. Smith        [__]    T.C. Sutton         [__]    D.M. Tellep
   [__]    E. Zapanta

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Check the box below, if the option applies to you.

         [__]     Click here if you plan to attend the Annual Meeting.

         [__] For multiple-account holders only: Click here to discontinue Annual Report mailing for this account.

To submit your vote please click the button below.

(Your vote will not be counted until the Submit Your Vote button is clicked.)

                                Submit Your Vote

Copyright(C)2000 EquiServe.  All rights reserved.

Internet Voting Screen No. 4

[Edison International Logo]

VOTE-BY-NET
[Graphic Omitted]

Your proxy vote has been recorded as follows:

         1.  Election of Directors
         [Stockholder's vote inserted here.]

Please review your vote. If this is incorrect, please use the Back button on your browser, change your vote and resubmit. If this is correct, please click the button below.

                                     Proceed

Copyright(C)2000 EquiServe.  All rights reserved.

Internet Voting Screen No. 5

[Edison International Logo]

VOTE-BY-NET
[Graphic Omitted]

Success! Your vote has been cast and will be tabulated by EquiServe within 24 hours. Please take a moment to review the options below.

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You can now vote another proxy card or exit to EquiServe's homepage.

                               Vote Another Proxy

Copyright(C)2000 EquiServe.  All rights reserved.

[TELEPHONE VOTING SCRIPT]


                          2000 Telephone Voting Script
               Toll Free from the U.S. and Canada: 1-877-779-8683
          Call Collect from outside the U.S. and Canada: 1-201-536-8073


1. Welcome to the electronic voting system. Please have your proxy card or voting instruction sheet or ballot available before voting.

2. Enter the Voter Control Number as it appears on the card followed by the pound sign.

3.   One moment please while we verify your information.

4. Enter the last four digits of the U.S. Social Security number or the U.S. taxpayer identification number for this account followed by the pound sign.

5.   The company that you are voting is Edison International.

6. Your vote is subject to the same terms and authorizations as indicated on the proxy card. It also authorizes the named proxies to vote according to the instructions at the meeting of the stockholders.

7. To vote the proposal in accordance with the recommendations of the Board of Directors, press 1. If you wish to vote on the proposal, press 2.

                  If 1, go to 9.
                  If 2, go to 8.

8. Item # 1. To vote for all nominees press 1. To withhold from all nominees press 2. To withhold from individual nominees press 3.

                  If 1, go to 9.
                  If 2, go to 9.
                  If 3, go to Director Exception.

                  Director Exception
                  Enter the 2-digit number next to the nominee from whom you would like to withhold your vote followed by the pound key. Or if you have completed voting on directors, press the pound key again.

                           If pound key entered twice, go to 9.
                           If valid nominee number, go to Next Nominee.

                  Next Nominee
                  To withhold your vote from another nominee, enter the 2-digit number next to the nominee followed by the pound key, or if you have completed voting on directors press the pound key again.

                           If pound key entered twice, go to 9.
                           If valid nominee number, go to Next Nominee.

                  Invalid Nominee Number
                  You have entered an invalid nominee number.
                           {Go to Next Nominee.}

9.   If you would like to attend the annual meeting, press 1. If not, press 2.

                  If 1, go to 10.
                  If 2, go to 10.

10. If you would like to discontinue mailing an annual report to this account, press 1. If not, press 2.

                  If 1, go to 11.
                  If 2, go to 11.

11.  You have cast your vote as follows:

                  Playback {Playback the appropriate vote for this proxy card.}
                  ___________________________________________________________

                  Default Playback
                  You have voted in the manner recommended by the Board of Directors.

                  Director Proposal Playback
                  Voted for all nominees:
                  Item #1. You have voted for all directors.


                  Withhold from all nominees: Item #1. You have voted to withhold your vote from all directors.

                  Withhold from individual nominees: Item #1. You have voted for all nominees except for the following nominee numbers.

12.  To confirm your vote, press 1. To cancel your vote, press 2.

                  If 1, go to 14.
                  If 2, go to 13.

13. Your vote has been cancelled. If you wish to vote another card, press 1. Otherwise, please hang up and mark, sign, and return your card in the envelope provided. Thank you for calling.

14. Your vote has been successfully recorded. It is not necessary for you to mail in your card. If you wish to vote another card or change your vote, press 1. Otherwise, please hang up. Thank you for voting.

                  Invalid Control Numbers
                  We are unable to authenticate the information that you entered.

                  No Key Pressed
                  Go to the same item (repeat three times);
                  otherwise, go to Error.

                  Invalid Number
                  You have entered an invalid option. Go to the same item (repeat three times); otherwise, go to Error.

                  Error
                  We are unable to process your request at this time. Thank you for calling.

{Call ends.}